SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 and 15(d) of the
                       Securities and Exchange Act of 1934


         Date of Report (date of earliest event reported): June 14, 1999



                             USASURANCE GROUP, INC.
                             ----------------------

               (Exact name of Registrant as specified in Charter)


          Colorado                  0-26920                     84-1298212
          --------                  -------                     ----------
(State or other jurisdiction      (Commission                 (IRS Employer
    of incorporation)             File Number)                Identification
                                                                  Number)


          7345 E. Peakview Ave.
          Englewood, Colorado                                      80111
          -------------------                                      -----
(Address of principal executive office)                          (Zip Code)




Registrant's telephone number, including area code: (303) 689-0123.

ITEM 5.  OTHER EVENTS

     On June 14, 1999, 2xtreme Performance International, LLC. ("2xtreme"), a wholly owned subsidiary of Akahi Corp. ("Akahi"), which is a wholly owned subsidiary of USAsurance Group, Inc. (the "Company") filed a voluntary petition under Chapter 11 with the United States Bankruptcy Court, District of Colorado. 2xtreme was acquired by Akahi on February 14, 1999.

     The aforesaid filing is not expected to have any negative impact on the existing ongoing business of the Company, as the business operations applicable to 2xtreme are not considered by management to be material to the operations of the Company. The filing was undertaken in order to resolve certain internal issues.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            USASURANCE GROUP, INC.



                                            By:/s/ Matthew J. Kavanagh III
                                               ------------------------------
                                               Matthew J. Kavanagh, III,
                                               Secretary

Dated:  June 17, 1999